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                                                                      Exhibit 32

                            BAKER HUGHES INCORPORATED

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Baker Hughes Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael E. Wiley, Chief Executive Officer of the Company, and G. Stephen Finley, the Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     The certification is given to the knowledge of the undersigned.


                                                 /s/ Michael E. Wiley
                                             -----------------------------------
                                             Name:   Michael E. Wiley
                                             Title:  Chief Executive Officer
                                             Date:   November 7, 2003

                                                 /s/ G. Stephen Finley
                                             -----------------------------------
                                             Name:   G. Stephen Finley
                                             Title:  Chief Financial Officer
                                             Date:   November 7, 2003

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Baker Hughes Incorporated and will be retained by Baker Hughes Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.